UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): June 30, 2004
                                                         -------------


                          KENT FINANCIAL SERVICES, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                      1-7986                         75-1695953
             ------------------------    ---------------------------------
             (Commission File Number)    (IRS Employer Identification No.)



           376 Main Street, P.O. Box 74, Bedminster, NJ             07921
           --------------------------------------------           ---------
           (Address of Principal Executive Offices)               (Zip Code)



                                 (908) 234-0078
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On June 30, 2004, Kent Financial Services, Inc., ("Kent" or the "Company") through its wholly owned subsidiary Asset Value Fund Limited Partnership ("AVF"), acquired 64,488 common shares of Cortech Inc., ("Cortech") for total consideration of $200,925.51 in open market transactions and other transactions, increasing its ownership of Cortech to 50.06%.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

     The financial statements of Cortech required by this item are incorporated by reference to Cortech Inc.'s Form 10-KSB for the fiscal year ended December 31, 2003 and to Cortech Inc.'s Form 10-QSB for the quarter ended June 30, 2004.

(b) Pro Forma Financial Information

     Pro forma results of operations are provided to reflect the operations of the Company had the acquisition of Cortech taken place on January 1, 2003. No pro forma balance sheet is included as the balance sheet presented in Kent's Form 10-QSB for the quarter ended June 30, 2004 includes the consolidation of Cortech.

     Kent's historic information for the year ended December 31, 2003 is derived from Kent's Form 10-KSB/A for the year ended December 31, 2004, as amended on February 10, 2006 and is incorporated herein by reference. Kent's historic information for the six months ended June 30, 2004 is derived from the Company's historic information, as restated. Cortech's information for the pro forma results is derived from Cortech's Form 10-KSB for the year ended December 31, 2003 and Form 10-QSB for the quarter ended June 30, 2004, all of which are incorporated herein by reference.

     This pro forma financial information is not intended to reflect results of operations which would have actually resulted had the transaction been effected on January 1, 2003. Moreover, this pro forma financial data is not intended to be indicative of results of operations which may be attained in the future.

                 Kent Financial Services, Inc. and Subsidiaries
                 Pro forma Consolidated Statements of Operations
                       (in $000's, except per share data)
                                    Unaudited
                      For the year ended December 31, 2003

                                                                                       Cortech
                                                     Kent            Cortech          Pro forma    Pro forma
                                                 Historical (1)    Historical (2)    Adjustments    Results
                                                ______________________________________________________________

Revenues:
   Brokerage commissions and fees                 $   1,869         $      -         $      -      $   1,869
   Principal transactions:
     Trading                                            122                -                -            122
     Investing gains                                    775                -                -            775
   Management fee income                                228                -        (     180) (a)        48
   Equity in earnings of T. R. Winston                   20                -                -             20
   Equity in losses of Cortech                   (      115)               -              115  (b)         -
   Equity in losses of General Devices           (       27)               -                -     (       27)
   Interest                                              73              119                -            192
   Dividends and other                                  212                -                -            212
                                                  ---------         --------         --------      ---------
       Total revenues                                 3,157              119        (      65)         3,211
                                                  ---------         --------         --------      ---------
Expenses:
   General, administrative and other                  1,577              447        (     180) (a)     1,844
   Brokerage                                          1,164                -                -          1,164
   Interest                                              55                -                -             55
                                                  ---------         --------         --------      ---------
       Total expenses                                 2,796              447        (     180)         3,063
                                                  ---------         --------         --------      ---------

Income before income taxes                              361        (     328)             115            148
Provision for income taxes                               34                2                -             36
                                                  ---------         --------         --------      ---------
Income before minority interest                         327        (     330)             115            112
Minority interest in subsidiary's losses                  -                -              165  (c)       165
                                                  ---------         --------         --------      ---------
Net income                                        $     327        ($    330)        $    280      $     277
                                                  =========         ========         ========      =========

Basic and diluted net income per common share *   $    0.10                                        $    0.08
                                                  =========                                        =========
Weighted average number of common shares
    outstanding (in 000's)*                           3,292                                            3,292
                                                  =========                                        =========


(1) Derived from the Form 10-KSB/A of Kent for the year ended December 31, 2004, as amended on February 10, 2006.
(2) Derived from the Form 10-KSB of Cortech for the year ended December 31, 2003.

(a)  Reverse management fees paid to the Company by Cortech.
(b)  Reverse losses of Cortech recorded on the equity method.
(c)  Record minority interest of Cortech as follows (in $000's):
                Cortech reported net loss               ($    330)
                Minority ownership of Cortech               49.94%
                                                         --------
                Minority interest in Cortech            ($    165)
                                                         ========

* Reflects a two for one stock split in the form of a stock dividend in April 2004.

                 Kent Financial Services, Inc. and Subsidiaries
                 Pro forma Consolidated Statements of Operations
                       (in $000's, except per share data)
                                    Unaudited
                     For the six months ended June 30, 2004

                                                                                       Cortech
                                                     Kent            Cortech          Pro forma    Pro forma
                                                 Historical (1)    Historical (2)    Adjustments    Results
                                                ______________________________________________________________

Revenues:
   Investing gains                                $      17         $      -         $      -      $      17
   Management fee income                                114                -        (      90) (a)        24
   Equity in earnings of T. R. Winston                  138                -                -            138
   Equity in losses of Cortech                   (       84)               -               84  (b)         -
   Equity in losses of General Devices           (       15)               -                -     (       15)
   Interest                                              11               52                -             63
   Dividends and other                                  255                -                -            255
                                                  ---------         --------         --------      ---------
       Total revenues                                   436               52        (       6)           482
                                                  ---------         --------         --------      ---------
Expenses:
   General, administrative and other                    399              261        (      90) (a)       570
   Interest                                              27                -                -             27
                                                  ---------         --------         --------      ---------
                                                        426              261        (      90)           597
                                                  ---------         --------         --------      ---------
Income before income taxes                               10        (     209)              84     (      115)
Provision for income taxes                               17                1                -             18
                                                  ---------         --------         --------      ---------
Loss before minority interest                    (        7)       (     210)              84     (      133)
Minority interest in subsidiary's losses                  -                -              105  (c)       105
                                                  ---------         --------         --------      ---------
Net loss                                         ($       7)       ($    210)        $    189     ($      28)
                                                  =========         ========         ========      =========
Basic and diluted net income per common share *           -                                       $    0.01
                                                  =========                                        =========
Weighted average number of common shares
    outstanding (in 000's)*                           2,971                                            2,971
                                                  =========                                        =========


(1) Derived from Kent's historic information for the six months ended June 30, 2004, as restated.
(2) Derived from the Form 10-QSB of Cortech for the quarter ended June 30, 2004.

(a)  Reverse management fees paid to the Company by Cortech.
(b)  Reverse losses of Cortech recorded on the equity method.
(c)  Record minority interest of Cortech as follows (in $000's):
                Cortech reported net loss               ($    210)
                Minority ownership of Cortech               49.94%
                                                         --------
                Minority interest in Cortech            ($    105)
                                                         ========

* Reflects a two for one stock split in the form of a stock dividend in April 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2006                  KENT FINANCIAL SERVICES, INC.
                                           (Registrant)



                                           By: /s/ Paul O. Koether
                                               ---------------------------------
                                               Paul O. Koether
                                               Chairman and Chief Executive
                                               Officer
























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